EXHIBIT 10.12

                            EIGHTH AMENDMENT TO LEASE

     THIS AGREEMENT, made and entered into this 18th day of November, 1998, by and between Newmarket Partners III, Limited, a Georgia Limited Partnership, whose general partners are Laing Properties, Inc. and Laing Management Company (hereinafter called "Landlord") and Cryolife, Inc., a Florida corporation (hereinafter called "Tenant").

                                WITNESSETH THAT:

     WHEREAS, Landlord and Tenant entered into a certain Lease Agreement dated February 13, 1986, as amended April 7, 1986, May 15, 1987, June 22, 1988, April 4, 1989, October 15, 1990, March 14, 1995 and May 15, 1996 (collectively hereinafter "Lease") for Suites 122 through 150 (hereinafter "Premises") at 2211 Newmarket Parkway, Building 8, Marietta, Georgia 30067.

     WHEREAS, Tenant desires to extend the Term of the Lease; and

     WHEREAS, Landlord and Tenant desire to amend the Lease in order to modify some of the other terms and conditions of the Lease;

     NOW,   THEREFORE,   in  consideration  of  the  mutual  agreements  of  the
undersigned and other good valuable consideration, this Lease is hereby amended, effective December 1, 1999 as follows:

48. BROKER DISCLOSURE

     Pursuant to Georgia Real Estate Commission Regulation 520-1-08, Laing Marketing Company makes the following disclosures concerning this Lease transaction:

     a) In this transaction, Laing Marketing Company represents Landlord and not Tenant.

     b) In this transaction, Richard Bowers and Company represents Tenant and not Landlord.

     c)   In this  transaction,  both Laing Marketing Company and Richard Bowers
          and  Company   shall   receive   their   compensation   from  Landlord
          exclusively.

     Both Tenant and Landlord acknowledge, agree with and consent to the representation and compensation disclosed above.

49. Paragraph 2, Term, of the Lease shall be amended to read:

     To have and to hold the same for the term to commence on December 1, 1999 and ending on the 30th day of November, 2001, at midnight unless sooner terminated as hereinafter provided.

50. Paragraph 3, Rental, of the Lease shall be amended to read:

     The Tenant agrees to pay to the Landlord promptly on the first day of each month in advance, during the term of this Lease, a monthly rental as follows:

          December 1, 1999 through November 30, 2000 @ $14,849.84 per month December 1, 2000 through November 30, 2001 @ $15,295.33 per month

     Payments received after the tenth day of the month may be assessed an additional five percent (5%) charge as agreed liquidated damages due Landlord. Acceptance by Landlord of a rental payment in an amount less than that which is currently due shall in no way affect Landlord's rights under this Lease and in no way be an accord and satisfaction.

Page 2 of Eighth Amendment to Lease by and between Newmarket Partners III, Limited, a Georgia Limited Partnership, whose general partners are Laing Properties, Inc. and Laing Management Company and Cryolife, Inc., a Florida corporation, dated November 18, 1996.

51. RENEWAL OPTION

     A. Tenant shall have the right to renew this Lease for one (1) additional term of one (1) year commencing on December 1, 2001 (such term being hereinafter referred to as the "Renewal Lease Term"). Said right of renewal shall be subject, however, to the following conditions precedent:

          1. Tenant shall give Landlord written notice of its exercise of such renewal option at least six (6) months, but no more than nine (9) months, prior to the expiration of the Term;

          2. Tenant shall not have been in default in performance of or with respect to any of the terms, covenants, and conditions of the Lease with respect to any matter as to which notice of default has, if required, been given and which has not been remedied within the time provided by the Lease; and

          3. In no event shall such renewal rights be granted to any subtenant(s) or assignee(s) of Tenant.

     B. All of the terms, covenants and conditions of this Lease shall continue in full force and effect during the Renewal Lease Term, except that the monthly rental shall be as follows:

               December 1, 2001 through November 30, 2002 @ $15,754.19 per month.

          Except as herein amended, all terms and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereunto have executed this Eighth Amendment to Lease as of the day and year first above written.


Signed, sealed and delivered     LANDLORD:  NEWMARKET  PARTNERS III, LIMITED,
in the presence of:              a  Georgia Limited  Partnership, whose  general
                                 partners are Laing Properties, Inc. and Laing Management Company


                                 BY:  LAING PROPERTIES, INC.
                                      MANAGING GENERAL PARTNER


/s/ Felicia E. Trott             BY:/s/ Albert E. Heacox
---------------------------         ----------------------------------------
Witness

                                 TITLE:V.P. Laboratory Operations
                                       -------------------------------------

s/ Suzanne K. Gabbert            ATTEST:/s/ Ed B. Cordell
---------------------------             ------------------------------------
Notary Public

                                 TITLE:VP Finance
                                       -------------------------------------
Notary Public, Cobb County,                   (CORPORATE SEAL)
Georgia

My Commission Expires
Sept. 13, 2000

Page 3 of Eighth Amendment to Lease by and between Newmarket Partners III, Limited, a Georgia Limited Partnership, whose general partners are Laing Properties, Inc. and Laing Management Company and Cryolife, Inc., a Florida corporation, dated November 18, 1996.

Signed, sealed and delivered     TENANT:  CRYOLIFE, INC., a Florida
in the presence of:                       corporation


/s/ Felicia E. Trott             BY:/s/ Albert E. Heacox
---------------------------         ---------------------------------------
Witness

                                 TITLE:V.P. Laboratory Operations
                                       ------------------------------------

/s/ Suzanne K. Gabbert           ATTEST:/s/ Ed B. Cordell
---------------------------             -----------------------------------
Notary Public

                                 TITLE:VP Finance
                                       ------------------------------------
Notary Public, Cobb County,                  (CORPORATE SEAL)
Georgia

My Commission Expires
Sept. 13, 2000


Signed, sealed and delivered     LANDLORD:  NEWMARKET PARTNERS III,
in the presence of:              LIMITED, a Georgia Limited Partnership
                                 whose general partners are Laing Properties, Inc. and Laing Management Company


                                 BY:  Laing Properties, Inc.
                                      Managing General Partner


                                 BY:/s/James A. Gillespie
---------------------------         --------------------------------------
Witness

                                 TITLE:      V.P.
                                       -----------------------------------
/s/ Julie J. Waller
---------------------------
Notary Public
                                 ATTEST:     /s/ Robert R. Stubbs
                                        ----------------------------------

                                 TITLE:      Vice President & Secretary
                                       -----------------------------------

                                           (CORPORATE SEAL)
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